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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 20, 1997



                 FIRST MERCHANTS ACCEPTANCE CORPORATION
        (Exact name of registrant as specified in its charter)

     Delaware                333-09487              36-3759045
  -----------------        --------------       -------------------
   (State or Other          (Commission         (I.R.S. Employer
   Jurisdiction of          File Number)        Identification No.)
   Incorporation)

   570 Lake Cook Road, Suite 126                      60015
   Deerfield, Illinois                             -------------
   (Address of Principal                            (Zip Code)
      Executive Offices)

   Registrant's telephone number, including area code (847) 948-9300
                                                      ----- --------

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Item 5.   Other Events
------    ------------


Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), First Merchants Acceptance Corporation (the "Company") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Company's registration statement (File No. 333-09487). The financial statements will be referred to in the preliminary prospectus dated March 27, 1997 relating to First Merchants Auto Trust 1997-1 Asset Backed Notes, Class A-1 and Class A-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. to the use of its name in such preliminary prospectus supplement. The consent of Coopers & Lybrand L.L.P. is attached hereto as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         23                   Consent of Coopers & Lybrand L.L.P.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST MERCHANTS ACCEPTANCE CORPORATION

                              By: /s/ Norman Smagley
                                 -----------------------------------
                                 Name:   Norman Smagley
                                 Title:  Senior Vice President and
                                         Chief Financial Officer

Dated: March 24, 1997





                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

23.  Consent of Coopers & Lybrand L.L.P.                                   6




                                  EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


                              __________________


We consent to the incorporation by reference in the Prospectus Supplement dated March 20, 1997 (to Prospectus dated March 27, 1997) of First Merchants Auto Receivables Corporation II relating to First Merchants Auto Trust 1997-1 of our report dated January 17, 1996, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".


                                   /s/ COOPERS & LYBRAND L.L.P.
                                   COOPERS & LYBRAND L.L.P.



New York, New York
March 24, 1997







                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599






                                        March 24, 1997


BY EDGAR
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549



     Re:  First Merchants Acceptance Corporation;
          First Merchants Auto Trust 1997-1
          Asset Backed Notes, Class A-1 and Class A-2
          -------------------------------------------



Ladies and Gentlemen:

     On behalf of First Merchants Acceptance Corporation (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, including, as an exhibit thereto, a consent of Coopers & Lybrand L.L.P. in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Myongsu Kong

                                        Myongsu Kong


Enclosure